EXHIBIT 10.11

SECURITY AGREEMENT

Borrowers:	AirPatrol Corporation 9861 Broken Land Parkway Suite 204 Columbia, MD 21046	Lender:	SYSOREX GLOBAL HOLDINGS CORP. 3375 Scott Blvd. Suite 440 Santa Clara, CA 95054

This SECURITY AGREEMENT, dated as of August 30, 2013, is made and entered into between SYSOREX GLOBAL HOLDINGS CORP., a Nevada corporation (“Lender”), and AIRPATROL CORPORATION, a Nevada corporation (“Borrower”), with reference to the following facts:

Borrower and Lender are concurrently herewith entering into that certain Loan Agreement, and Secured Promissory Note, each dated as of even date herewith (as the same may be amended or restated from time to time, collectively the “Loan Agreement”), pursuant to which Lender is providing financial accommodations to Borrower upon the terms and conditions set forth therein.  All undefined capitalized terms in this Agreement shall have the same definitions as set forth in the Loan Agreement.

To induce Lender to enter into the Loan Agreement and provide such financial accommodations to Borrower, and in consideration thereof, Borrower is executing and delivering this Security Agreement to secure the prompt payment and performance of all of Borrower’s obligations owing to Lender under the Loan Agreement, as more particularly set forth herein.

1.

SECURITY INTEREST.  To secure the prompt payment and performance to Lender of all of the Obligations, Borrower hereby grants to Lender a continuing security interest in the Collateral.  Borrower is not authorized to sell, assign, transfer or otherwise convey any Collateral without Lender’s prior written consent, except for the sale of finished inventory in Borrower’s usual course of business and except as otherwise provided in the Loan Agreement.  Borrower agrees to sign any instruments and documents reasonably requested by Lender to evidence, perfect, or protect the interests of Lender in the Collateral.  Borrower agrees to deliver to Lender, upon reasonable request of Lender, the originals of all instruments, chattel paper and documents evidencing or related to the Collateral.  Borrower shall not grant or permit any lien or security in the Collateral or any interest therein other than Permitted Encumbrances.

2.

POWER OF ATTORNEY.  Borrower irrevocably appoints Lender and its successors and as true and lawful attorney in fact, and authorizes Lender to, upon the occurrence and continuance of an Event of Default, (i) demand, collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due upon or with respect to the Loan and to compromise, prosecute, or defend any action, claim, case or proceeding relating to the Loan, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Lender’s name or Borrower’s name, as Lender may choose; (ii) prepare, file and sign Borrower’s name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics’ lien or similar document; (iii) notify all Account Debtors with respect to the Loan to pay Lender directly; (iv) receive and open all mail addressed to Borrower for the purpose of collecting the Loan; (v) endorse Borrower’s name on any checks or other forms of payment on the Loan; (vi) execute on behalf of Borrower any and all instruments, documents, financing statements and the like to perfect Lender’s interests in the Collateral; (vii) debit any Borrower’s deposit accounts maintained with Lender for any and all Obligations due under this Agreement;  and (viii) do all acts and things necessary or expedient, in furtherance of any such purposes.  Upon the occurrence and continuation of an Event of Default, all of the power of attorney rights granted by Borrower to Lender hereunder shall be applicable with respect to all Collateral.

3.

REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to Lender as of the date hereof:

3.1

No representation, warranty or other statement of Borrower in any certificate or written statement given to Lender contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

3.2

Borrower is duly existing and in good standing in its state of formation and is licensed to do business in Maryland, the state in which the conduct of its business or its ownership of property requires that it be qualified.

3.3

The execution, delivery and performance of this Agreement has been duly authorized, and does not conflict with Borrower’s organizational documents, nor constitute an Event of Default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound except as would not reasonably be expected to have a material adverse effect on the assets or business of the Borrower.

3.4

Borrower has good title to the Collateral and all inventory is in all material respects of good and marketable quality, free from material defects.

3.5

Borrower’s name, form of organization and the location of its chief executive office  are set forth at the beginning of this Agreement, the records concerning all Collateral are kept in Burnaby, British Columbia and at the address set forth at the beginning of this Agreement, and Borrower is located at its address for notices set forth in this Agreement.

3.6

If Borrower owns any registered copyrights, patents or trademarks, and licenses of any of the foregoing, or applications therefor, such ownership has been specifically disclosed and identified to Lender in writing.

4.

MISCELLANEOUS PROVISIONS.  Borrower shall:

4.1

Maintain its corporate existence and good standing in its jurisdictions of incorporation and, except as would not reasonably be expected to have a material adverse effect on the assets or business of the Borrower, maintain its qualification to do business in each jurisdiction necessary to Borrower’s business or operations.

4.2

Give Lender at least 30 days prior written notice of changes to its name, organization, chief executive office or location of records.

4.3

Except as otherwise provided in the Loan Agreement, pay all its taxes including gross payroll, withholding and sales taxes when due and will deliver satisfactory evidence of payment to Lender if requested.

4.4

Execute any further instruments and take further action as Lender reasonably requests to perfect or continue Lender’s security interest in the Collateral or to affect the purposes of this Agreement.

4.5

No later than thirty (30) days after the acquisition thereof, notify Lender if Borrower hereafter obtains any interest in any registered copyrights, patents or trademarks or applications therefor that are significant in value or are material to the conduct of its business.

(a)

No later than 30 days after the end of each fiscal month (including the last period in each fiscal year), monthly financial statements of Borrower, certified and dated by an authorized financial officer.  The statements shall be prepared on a consolidating and consolidated basis.

(b)

No later than 30 days after the end of each fiscal month, a detailed aging of Borrower's receivables by invoice or a summary aging by account debtor, together with payable aging, inventory analysis, deferred revenue report, and such other matters as Lender may reasonably request.

4.6

Promptly upon Lender’s request, such other books, records, statements, lists of property and accounts, budgets, forecasts or reports as to Borrower as Lender may reasonably request.

4.7

Promptly provide to Lender such additional information and documents regarding the finances, properties, business or books and records of Borrower or any other obligor as Lender may reasonably request.

5.

DEFAULT AND REMEDIES.

5.1

Events of Default.  The occurrence of any Event of Default under the Loan Agreement shall constitute an Event of Default hereunder.

5.2

Remedies. Upon the occurrence of an Event of Default, (1) all or a portion of the Obligations shall be, at the option of and upon demand by Lender, or with respect to an Event of Default described in clause (f), (g), (h) or (i) of Section 4.1 of the Loan Agreement, automatically and without notice or demand, due and payable in full; and (2) Lender shall have and may exercise all the rights and remedies under this Agreement and under applicable law, including the rights and remedies of a secured party under the UCC, all the power of attorney rights described in Section 2 with respect to all Collateral, and the right to collect, dispose of, sell, lease, use, and realize upon all Financed Loan and all Collateral in any commercially reasonable manner.

6.

FEES, COSTS AND EXPENSES; INDEMNIFICATION. Borrower shall pay to Lender upon demand all reasonable and documented out-of-pocket fees, costs and expenses (including fees of attorneys and professionals and their costs and expenses) that Lender incurs or may from time to time impose in connection with any of the following: (a) preparing, negotiating, administering, and enforcing this Agreement or any other agreement executed in connection herewith, including any amendments, waivers or consents in connection with any of the foregoing, (b) any litigation or dispute (whether instituted by Lender, Borrower or any other person) in any way relating to the Collateral, this Agreement or any other agreement executed in connection herewith or therewith, (c) enforcing any rights against Borrower, (d) protecting or enforcing its interest in the Collateral, (e) collecting the Obligations, or (f) the representation of Lender in connection with any bankruptcy case or insolvency proceeding involving the Collateral.  Borrower shall indemnify and hold Lender harmless from and against any and all claims, actions, damages, costs, expenses, and liabilities of any nature whatsoever arising in connection with any of the foregoing, in each case except to the extent arising from Lender’s gross negligence or willful misconduct.

7.

INTEGRATION, SEVERABILITY WAIVER, AND CHOICE OF LAW FORUM AND VENUE.

7.1

This Agreement, the Loan Agreement and any related security or other agreements required by this Agreement, collectively: (a) represent the sum of the understandings and agreements between Lender and Borrower concerning this credit; (b) replace any prior oral or written agreements between Lender and Borrower concerning this credit; and (c) are intended by Lender and Borrower as the final, complete and exclusive statement of the terms agreed to by them. In the event of any conflict between this Agreement and any other agreements required by this Agreement, this Agreement will prevail. In the event of any conflict between this Agreement and the Loan Agreement, the Loan Agreement will prevail.  If any provision of this Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect. Lender retains all of its rights, even if it makes an Advance after a default. If Lender waives a default, it may enforce a later default. Any consent or waiver under, or amendment of, this Agreement must be in writing, and no such consent, waiver, or amendment shall imply any obligation by Lender to make any subsequent consent, waiver, or amendment.

7.2

THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.  THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER RELATED DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, CALIFORNIA.  EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATES THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, CALIFORNIA SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER EACH SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR ANY OTHER RELATED DOCUMENTS.  SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST BORROWER MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS SPECIFIED FOR NOTICES PURSUANT TO SECTION 8.

8.

NOTICES; TELEPHONIC AND TELEFAX AUTHORIZATIONS.  All notices shall be given to Lender and Borrower at the addresses or faxes (or e-mail, if applicable) set forth on the signature page of this agreement and shall be deemed to have been delivered when actually received at the designated address.  Lender may honor telephone, fax, e-mail or telefax instructions for Advances or repayments given, or purported to be given, by any one of the Authorized Persons.  Borrower shall indemnify and hold Lender harmless from all liability, loss, and costs in connection with any act resulting from telephone or telefax instructions Lender reasonably believes are made by any Authorized Person.  This paragraph will survive this Agreement's termination, and will benefit Lender and its officers, employees, and agents.

9.

DEFINITIONS AND CONSTRUCTION.

9.1

Definitions.

(a)

All initially capitalized terms used but not defined in this Agreement have the meanings given to such terms in the Loan Agreement.

(b)

In addition, as used in this Agreement:

“Agreement” means this Security Agreement.

“Authorized Person” means any one of the individuals authorized to sign on behalf of Guarantor.

“Borrower” has the meaning set forth in the introductory paragraph to this Agreement.

“Collateral” means all of Borrower’s rights and interest in any and all personal property, whether now existing or hereafter acquired or created and wherever located, and all products and proceeds thereof and accessions thereto, including but not limited to the following (collectively, the “Collateral”):  (a) all accounts (including health care insurance receivables), chattel paper (including tangible and electronic chattel paper), inventory (including all goods held for sale or lease or to be furnished under a contract for service, and including returns and repossessions), equipment (including all accessions and additions thereto), instruments (including promissory notes), investment property (including securities and securities entitlements), documents (including negotiable documents), deposit accounts, letter of credit rights, money, any commercial tort claim of Borrower which is now or hereafter identified by Borrower or Lender, general intangibles (including payment intangibles and software), goods (including fixtures) and all of Borrower’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and (b) any and all cash proceeds and/or noncash proceeds thereof, including without limitation, insurance proceeds, and all supporting obligations and the security therefore or for any right to payment.

“Event of Default” has the meaning set forth in Section 5.1.

“Lender” means Sysorex Global Holdings Corp. and its successors and permitted assigns.

“Loan” means Borrower’s rights to payment arising in the ordinary course of Borrower’s business, including accounts, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, and bankers acceptances.

“Loan Agreement” is defined in the Recitals to this Agreement.

“Obligations” means all liabilities and obligations of Borrower to Lender of any kind or nature, present or future, arising under or in connection with this Agreement or under any other Loan Document, whether arising on account or by overdraft, whether direct or indirect (including those acquired by assignment) absolute or contingent, primary or secondary, due or to become due, now owing or hereafter arising, and however acquired; including, without limitation, all fees, interest and reasonable and documented out-of-pocket expenses, professional fees and attorneys’ fees.

“UCC” means the California Uniform Commercial Code, as amended or supplemented from time to time.

9.2

Construction:

(a)

In this Agreement: (i) references to the plural include the singular and to the singular include the plural; (ii) references to any gender include any other gender; (iii) the terms “include” and “including” are not limiting; (iv) the term “or” has the inclusive meaning represented by the phrase “and/or”; (v) unless otherwise specified, section and subsection references are to this Agreement; and (vi) any reference to any statute, law, or regulation shall include all amendments thereto and revisions thereof.

(b)

Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved using any presumption against either Borrower or Lender, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by each party hereto and their respective counsel.  In case of any ambiguity or uncertainty, this Agreement shall be construed and interpreted according to the ordinary meaning of the words used to accomplish fairly the purposes and intentions of all parties hereto.

(c)

Titles and section headings used in this Agreement are for convenience only and shall not be used in interpreting this Agreement.

10.

JURY TRIAL WAIVER.  THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.  TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

11.

JUDICIAL REFERENCE PROVISION.

11.1

In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

11.2

Any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Loan Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Loan Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

11.3

If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration.  The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time.  The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

11.4

THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY.  AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement on the day and year above written.

BORROWER:		LENDER:

AIRPATROL CORPORATION		SYSOREX GLOBAL HOLDINGS CORP., a Nevada corporation

By:	/s/ Cleve Adams	By:	/s/ Nadir Ali
Name:	Cleve Adams	Name:	Nadir Ali
Title:	CEO	Title:	CEO

Address for Notices 9861 Broken Land Parkway Suite 204 Columba, MD 21046		Address for Notices: 3375 Scott Blvd. Suite 440 Santa Clara, CA 95054 Fax: 650-649-1940

[Signature page to Security Agreement]